EXHIBIT 10.9

                          SUPPLEMENTAL LEASE AGREEMENT

Part A (hereinafter referred to as the "Group"): Tianjin Tianshi Group Co., Ltd.

Part B (hereinafter referred to as the "Biological"): Tianjin Tianshi Biological Development Co., Ltd.

Group and Biological sign the hereinafter agreement that Group provides Oracle software system services to Biological on the basis of equality, mutual benefit, honesty and friendly negotiations. Both parties shall observe this agreement.

1. Group shall provide the Oracle software system related services to Biological and guarantee that the system in Biological runs properly.

2.   Term of Services: perpetuity

3. The services fee of the system shall be included in the management fee that Biological pays to Group, which is 1% of Biological's annual sales revenue. Biological shall not pay any extra fee.

4. This agreement shall act as a supplemental agreement of the original lease agreement. Payment manners and obligations of both parties in this agreement shall be strictly observed upon the original lease agreement, no further regulations shall be made.

5.   This agreement has two originals, and each party keeps one of them.

6. This agreement shall be effective from the date on which both parties sign on it.

Party A (Signature):                                 Party B (Signature):
Tianjin Tianshi Group Co., Ltd.                      Tianjin Tianshi Biological
                                                     Development Co., Ltd.
[COMPANY SEAL AFFIXED]
                                                     [COMPANY SEAL AFFIXED]

Address:                                             Address:
No.6 YuanQuan Rd, WuQing                             No.6 YuanQuan Rd, WuQing
New-Tech Industrial Park,                            New-Tech Industrial Park,
Tianjin                                              Tianjin

Legal Representative                                 Legal Representative
(Or Consigner)                                       (Or Consigner)

June 30, 2005                                        June 30, 2005